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North Country Financial Corporation - Form 8-K                Filing Date 4/9/03
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  April 5, 2003
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                     38-2062816
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                               Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                       49854
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (906) 341-7199







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North Country Financial Corporation - Form 8-K                Filing Date 4/9/03
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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         A Cease and Desist Order (the "Order") has been entered pertaining to North Country Financial Corporation's principal subsidiary, North Country Bank and Trust (the "Bank"). The order was entered by the Federal Deposit Insurance Corporation and the Michigan Office of Financial and Insurance Services, with the consent of the Bank, and became effective April 5, 2003. A copy of the Order is attached to this report on Form 8-K as Exhibit 99.1.



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North Country Financial Corporation - Form 8-K                Filing Date 4/9/03
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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              Exhibit 99.1 -- Order to Cease and Desist entered by the Federal Deposit Insurance Corporation and the Michigan Office of Financial and Insurance Services with the consent of the Bank.









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North Country Financial Corporation - Form 8-K                Filing Date 4/9/03
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTH COUNTRY FINANCIAL CORPORATION


Date: April 9, 2003                       By: /s/ Sherry Littlejohn
                                          ------------------------------------
                                          Sherry Littlejohn, President and Chief
                                                  Executive Officer





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                                  Exhibit Index



Exhibit No.                             Description
-----------                             -----------

99.1 Order to Cease and Desist entered by the Federal Deposit Insurance Corporation and the Michigan Office of Financial and Insurance Services with the consent of the Bank.